TURNER FUNDS

TURNER MIDCAP GROWTH FUND

Institutional Class Shares

Investor Class Shares

Retirement Class Shares

Supplement dated January 5, 2017

to the Summary Prospectus dated January 31, 2016 (as revised June 16, 2016) and the Prospectus dated January 31, 2016

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS AND THE PROSPECTUS. THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS AND THE PROSPECTUS.

Effective December 31, 2016, the following changes are made to the Summary Prospectus, as applicable, and the Prospectus:

1. The disclosure under “Management—Portfolio Managers” in the Summary Prospectus and “Summary Section—Turner Midcap Growth Fund—Management—Portfolio Managers” in the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager

Jason D. Schrotberger, CFA, Senior Portfolio Manager and member of Turner’s U.S. Domestic Team, is the portfolio manager of the Midcap Growth Fund. Mr. Schrotberger joined Turner in 2001.

2. The disclosure under “Portfolio Managers” in the Prospectus is revised as follows:

The fourth sentence of the first paragraph is deleted in its entirety and replaced with the following:

The Midcap Growth Fund is managed by Jason D. Schrotberger, CFA.

The second and third paragraphs are deleted in their entirety and replaced with the following:

Jason D. Schrotberger, CFA, Senior Portfolio Manager, joined Turner in February 2001. Mr. Schrotberger is a member of Turner’s U.S. Domestic Team and the portfolio manager of the Midcap Growth Fund, Small Cap Growth Fund and SMID Cap Growth Opportunities Fund. From 1998 to 2001, he was an Investment Analyst with BlackRock Financial Management. Previously, he was an Equity Analyst with PNC Asset Management from 1997 until 1998. He has 22 years of investment experience.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE